UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

CELGENE CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 17, 2009 Meeting Information CELGENE CORPORATION Meeting Type:Annual For holders as of: 04/21/09 Date:06/17/09 Time: 1:00 p.m., ET Location: Celgene Corporation 86 Morris Avenue Summit, NJ 07901 Meeting Directions: For directions to the Annual Meeting, please call Investor Relations at (908) 673-9000. C/O AMERICAN STOCK TRANSFER AND TRUST COMPANY 59 MAIDEN LANE NEW YORK, NY 10031 You are receiving this communication because you hold shares in Celgene Corporation (the “Company”). This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 06/03/09. How To Vote Please Choose One of the Following Voting Methods Vote In Person: You can attend the Annual Meeting, or send a personal representative with an appropriate proxy, to vote by ballot. Only record or beneficial owners of shares of common stock of Celgene Corporation or their proxies may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification such as a driver’s license. Beneficial owners also must provide evidence of stock holdings, such as a recent brokerage account or bank statement. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3. 1. ELECTION OF DIRECTORS Nominees: 01) Sol J. Barer, Ph.D. 02) Robert J. Hugin 03) Michael D. Casey 04) Rodman L. Drake 05) Arthur Hull Hayes, Jr., M.D. 06) Gilla Kaplan, Ph.D. 07) James J. Loughlin 08) Ernest Mario, Ph.D. 09) Walter L. Robb, Ph.D. 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. 3. Approval of an amendment and restatement of the Company’s 2008 Stock Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 4. 4. Stockholder proposal regarding the voting standard for director elections.